Exhibit 99.1

BARNWELL INDUSTRIES, INC.	P R E S S RELEASE 1100 Alakea Street, Suite 500 Honolulu, Hawaii 96813 Telephone (808) 531-8400 Fax (808) 531-7181 Website: www.brninc.com

CONTACT:	Alexander C. Kinzler
Chief Executive Officer and President
Russell M. Gifford
Executive Vice President and Chief Financial Officer

Barnwell Industries, Inc. Announces
Appointment of New Director

HONOLULU, HAWAII, March 10, 2022 -- Barnwell Industries, Inc. (NYSE American: BRN) today reported that Mr. Francis J. Kelly has been appointed to the Board of Directors, effective March 10, 2022.

Mr. Alexander C. Kinzler, Chief Executive Officer of Barnwell, commented, “We are pleased to announce that on March 10, 2022, the board of directors of Barnwell Industries, Inc.  appointed Mr. Francis J. Kelly to serve as a director on the board, effective immediately. The board has determined that Mr. Kelly is independent for the purposes of Section 803A of the NYSE American Company Guide.

“Mr. Kelly’s background in investment banking and the investment community gives him significant insight into corporate operations, investment opportunities, commodities and business issues facing the company, and his experience on numerous boards as well as a policy advisor will bring significant strategic, consensus-building and management skills to Barnwell.

“Since 2021, Mr. Kelly has served as the Managing Partner of Fulcrum Macro Advisors LLC, an advisory firm that he founded which provides advice to clients as to the public policy decision-making process and its impact on global markets. Prior to founding Fulcrum Macro Advisors LLC, he served as Global Coordinator for Government & Public Affairs and head of the Direct Investment Advisory Group at Deutsche Bank. Mr. Kelly also is an advisor to the Scowcroft Group, a global business advisory firm with an emphasis on emerging markets, and Adjunct Professor at The Catholic University School of Business, where he teaches business intelligence, political risk, and strategic planning. Mr. Kelly was previously a member of the Securities and Exchange Commission Senior Staff, Senior Policy Advisor to the Chairman of the SEC and Chief Spokesman for the Commission.”

Mr. Kelly commented, “I am honored and grateful to have been elected to the board of directors of Barnwell Industries, Inc.  I look forward to bringing my 30 years working in the capital markets, government, and regulatory world to bear as a fiduciary for all Barnwell investors.”

Barnwell Industries, Inc.
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Mr. Peter J. O’Malley, Chairman of the Board of Directors, commented, “We are delighted that Frank has agreed to join the Barnwell Board. We are confident that his strategic advice and global experience will assist all shareholders.”

The information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts. These statements include various estimates, forecasts, projections of Barnwell’s future performance, statements of Barnwell’s plans and objectives, and other similar statements. Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions. Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements. The risks, uncertainties and other factors that might cause actual results to differ materially from Barnwell’s expectations are set forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s annual report on Form 10-K for the last fiscal year and Barnwell’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.